UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
________________________

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Monroe Capital Income Plus Corporation

(Name of Registrant as Specified in its Charter)

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311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
December 27, 2024
Dear Stockholder:
You are cordially invited to attend a special meeting (the “Special Meeting”) of stockholders of Monroe Capital Income Plus Corporation (the “Company”) to be held virtually on February 21, 2025 at 1:30 p.m. Central Time, at the following website: www.virtualshareholdermeeting.com/MONCAP2025SM.
The Notice of the Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to approve the new investment management agreement (the “New Advisory Agreement”) between the Company and Monroe Capital BDC Advisors LLC (the “Adviser”). The Adviser has advised the Company’s board of directors (the “Board”) that certain affiliates of Monroe Capital LLC, including but not limited to Monroe Capital Management Advisors, LLC (“MC Management”), Monroe Capital Investment Holdings, L.P. (the parent of the Adviser), and Monroe Capital Intermediate Holdings, LLC (any such affiliate collectively, “Monroe”), have entered into an equity purchase agreement (the “Transaction Agreement”), dated as of October 21, 2024, pursuant to which Momentum US Bidco LLC (the “Acquiror”), an affiliate of Wendel SE ( collectively, with its affiliates, “Wendel”), will acquire a 75% interest in Monroe, which shall constitute a change of control of the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the current investment management agreement, dated as of December 5, 2018, between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Although the ownership of the Adviser will change in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not changing in connection with the Adviser Change in Control, nor are the terms of the New Advisory Agreement compared to the Existing Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement. The proposed Adviser Change in Control is expected to close during the first half of 2025.
Stockholders of the Company are being asked to approve the New Advisory Agreement, the terms of which are identical to those contained in the Existing Advisory Agreement, as described in this proxy statement. The 1940 Act requires that the New Advisory Agreement be approved by both a majority of the Company’s non-interested directors (the “Independent Directors”) and “a majority of the outstanding voting securities” of the Company, as that term is defined under the 1940 Act. While the Adviser Change in Control will result in the transfer of the controlling interest in Monroe to the Acquiror, the Company’s investment strategy and team, including the Company’s and the Adviser’s executive officers, are expected to remain unchanged, and the Adviser Change in Control is not expected to have a material impact on the Company’s operations. Accordingly, to prevent any disruption in the Adviser’s ability to provide services to the Company once that assignment is deemed to occur as a result of the Adviser Change in Control, the Company is seeking stockholder approval of the New Advisory Agreement. On December 9, 2024, the Board, including all of the Independent Directors, has unanimously approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.
In evaluating the New Advisory Agreement, the Board requested, and received, information and materials regarding the Adviser, Monroe, Wendel and its affiliates. The Board believes that the Company and its stockholders will benefit because of the features outlined below while providing Monroe with the autonomy to continue to manage the day-to-day operations of the business, including full control over the investment process.
•Consistency in leadership: Following the Adviser Change in Control, it is anticipated that there will be no changes to the Adviser’s investment committee and that that all investment professionals currently supporting and managing the operations of the Company will continue to support and manage the operations of the Company and will have the access and the ability to add key resources to execute on the Company’s investment objectives;

•Enhanced fundraising platform: The transaction will allow Monroe access to Wendel’s network to develop long term partnerships with highly regarded limited partners which will enhance Monroe’s ability to scale their platform, allowing Monroe to accelerate its growth strategy and deliver meaningful benefits to its global investor base, including the stockholders of the Company; and
•Capital to support growth: Wendel has committed up to $1 billion in capital to Monroe to support new strategies and fund organic and inorganic initiatives on the Monroe platform which could provide additional opportunities for investments in transactions for the Company with attractive risk return profiles.
Your vote is very important. The Board unanimously recommends that you vote “FOR” the approval of the New Advisory Agreement.
The Company has elected to provide access to its proxy materials to all stockholders over the internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about December 27, 2024, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement, and how to submit proxies over the internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. All other stockholders will receive a copy of the proxy statement by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Special Meeting, and conserve resources.
It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting virtually I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or to otherwise give your proxy authorization as specified in the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to participate in the Special Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.
On behalf of the Board, thank you for your continued interest and support.

Sincerely yours,

/s/ Theodore L. Koenig
Theodore L. Koenig
Chairman & Chief Executive Officer

MONROE CAPITAL INCOME PLUS CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on February 21, 2025
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MONCAP2025SM
To the Stockholders of Monroe Capital Income Plus Corporation:
The special meeting of stockholders (the “Special Meeting”) of Monroe Capital Income Plus Corporation (the “Company”) will be held virtually on February 21, 2025, at 1:30 p.m. (Central Time), at the following website: www.virtualshareholdermeeting.com/MONCAP2025SM, for the following purposes:
1.To approve a new investment management agreement (the “New Advisory Agreement”) between the Company and Monroe Capital BDC Advisors LLC (the “Adviser”) (the “New Advisory Agreement Proposal”); and
2.To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there is insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”).
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
We intend to mail these materials on or about December 27, 2024, to all stockholders of record entitled to vote at the Special Meeting. The Company’s board of directors (the “Board”) has fixed the close of business on December 26, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.
As further described in the Proxy Statement accompanying this Notice, based on a consideration of all the factors in their totality, the Board, including each of the Company’s non-interested directors (the “Independent Directors”), unanimously determined that the New Advisory Agreement, including the fees payable under the New Advisory Agreement, is fair and reasonable to the Company. The Board, including each of the Independent Directors, therefore unanimously determined that the approval of the New Advisory Agreement was in the best interest of the Company and its stockholders, and unanimously recommends a vote “FOR” the New Advisory Agreement Proposal.
In connection with the New Advisory Agreement Proposal, there will not be any changes to the terms, including the fee structure and services to be provided, of the investment management agreement between the Company and the Adviser currently in effect (the “Existing Advisory Agreement”) compared to the New Advisory Agreement, other than the date and term of the New Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by the Company will change pursuant to the New Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement.
You or your proxyholder can participate, vote, and examine our stockholder list at the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/MONCAP2025SM and using the 16-digit control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on December 26, 2024. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.
i

By order of the Board of Directors,

/s/ Lewis W. Solimene, Jr.

Lewis W. Solimene, Jr.
Chief Financial Officer, Chief Investment
Officer and Corporate Secretary
Chicago, Illinois
December 27, 2024
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.
ii

MONROE CAPITAL INCOME PLUS CORPORATION
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
(312) 258-8300
PROXY STATEMENT
Special Meeting of Stockholders
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MONCAP2025SM
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Monroe Capital Income Plus Corporation (the “Company,” “we,” “us” or “our”) for use at our special meeting of stockholders to be conducted virtually via live webcast on February 21, 2025 at 1:30 p.m. (Central Time), and at any adjournments thereof (the “Special Meeting”). The Notice of Special Meeting, this proxy statement and the accompanying proxy card are first being sent to stockholders on or about December 27, 2024.
At the meeting, you will be asked to approve the new investment management agreement (the “New Advisory Agreement”) between the Company and Monroe Capital BDC Advisors LLC (the “Adviser”). The Adviser has advised the Company’s board of directors (the “Board”) that certain affiliates of Monroe Capital LLC, including but not limited to Monroe Capital Management Advisors, LLC (“MC Management”), Monroe Capital Investment Holdings, L.P (the parent of the Adviser), and Monroe Capital Intermediate Holdings, LLC (any such affiliate collectively, “Monroe”), have entered into an equity purchase agreement (the “Transaction Agreement”), dated as of October 21, 2024, pursuant to which Momentum US Bidco LLC (the “Acquiror”), an affiliate of Wendel SE (collectively, with its affiliates, “Wendel”), will acquire a 75% interest in Monroe, which shall constitute a change of control of the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the current investment management agreement, dated as of December 5, 2018, between the Company and the Adviser (the “Existing Advisory Agreement”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Although the ownership of the Adviser will change in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not changing in connection with the Adviser Change in Control, nor are the terms of the New Advisory Agreement compared to the Existing Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement. The proposed Adviser Change in Control is expected to close during the first half of 2025.
Stockholders of the Company are being asked to approve the New Advisory Agreement, the terms of which are identical to those contained in the Existing Advisory Agreement, as described in the accompanying proxy statement. The 1940 Act requires that the New Advisory Agreement be approved by both a majority of the Company’s non-interested directors (the “Independent Directors”) and “a majority of the outstanding voting securities” of the Company, as that term is defined under the 1940 Act. While the Adviser Change in Control will result in the transfer of the controlling interest in Monroe to the Acquiror, it is expected that the Company’s investment strategy and team, including the Company’s and the Adviser’s executive officers, are expected to remain unchanged, and the Adviser Change in Control is not expected to have a material impact on the Company’s operations. Accordingly, to prevent any disruption in the Adviser’s ability to provide services to the Company once that assignment is deemed to occur as a result of the Adviser Change in Control, the Company is seeking stockholder approval of the New Advisory Agreement. The Board, including all of the Independent Directors, has unanimously approved the New Advisory Agreement and believes it to be in the best interests of the Company and its stockholders.
We encourage you to vote your shares, either by voting virtually at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified.

Your vote is important. Whether or not you plan to participate in the Special Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the Special Meeting to be held on February 21, 2025:
The Notice of Special Meeting, proxy statement and proxy card are available at the following internet address: www.proxyvote.com.

INFORMATION ABOUT THE MEETING
When is the Special Meeting?
The Special Meeting will be conducted virtually on February 21, 2025, at 1:30 p.m. (Central Time).
Where will the Special Meeting be held?
The Special Meeting will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/MONCAP2025SM.
What items will be voted on at the Special Meeting?
There are two matters scheduled for a vote:
1.To approve the New Advisory Agreement between the Company and the Adviser (the “New Advisory Agreement Proposal”); and
2.To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there is insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement (the “Adjournment Proposal”).
Why am I being asked to vote on the New Advisory Agreement now?
The Company currently receives investment advisory services from the Adviser pursuant to the Existing Advisory Agreement. The Adviser has advised the Board that Monroe has entered into the Adviser Change in Control transaction pursuant to which the Acquiror, an affiliate of Wendel, will acquire a controlling interest in Monroe, which shall constitute a change of control of the Adviser. The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the Existing Advisory Agreement in accordance with the requirements of the 1940 Act. Although the ownership of the Adviser will change in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not expected to change in connection with the Adviser Change in Control. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement.
Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the Adviser Change in Control, constitutes an “assignment.” Section 15(a) of the 1940 Act provides that an investment management contract terminates on its “assignment.” Accordingly, in order to permit the Adviser to continue to provide investment advisory services to the Company after the closing of the Adviser Change in Control, a new investment management agreement must be approved by (A) the Board, including a majority of the Independent Directors, and (B) the Company’s stockholders by the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Special Meeting and (2) more than 50% of the outstanding shares of the Company’s stock present or represented by proxy and entitled to vote at the Special Meeting. The Adviser and the Acquiror have requested that the Board approve the New Advisory Agreement and that the Board seek stockholder approval of the New Advisory Agreement. A copy of the proposed form of the New Advisory Agreement, as approved by the Board, is attached to this Proxy Statement as Exhibit A. All terms of the New Advisory Agreement are unchanged from the Existing Advisory Agreement.
The Company will not execute the New Advisory Agreement if there is a change in control of the Adviser other than the one specifically described in this Proxy Statement, or other event that would cause the New Advisory Agreement to terminate pursuant to the 1940 Act, if already executed.

What are the recommendations of the Board?
In evaluating the New Advisory Agreement, the Board reviewed and discussed certain materials furnished separately by the Adviser and the Acquiror and certain other information that the Board deemed relevant. The Board reviewed and discussed these materials at several meetings and believes approving the New Advisory Agreement is in the best interests of the Company and its stockholders for the reasons described in the section of this Proxy Statement below captioned “Certain Board of Directors Considerations Regarding the Approval of the New Advisory Agreement.” On December 9, 2024, the Board, including a majority of the Independent Directors, has unanimously approved the New Advisory Agreement and has deemed entry into such agreement to be in the best interests of the Company and its stockholders. The Company is now seeking stockholder approval of the New Advisory Agreement. The Board recommends that you vote “FOR” the approval of the New Advisory Agreement.
Who is Wendel?
Wendel is a publicly-traded French corporation, a Euronext Paris Stock Exchange-listed company, and one of Europe’s leading investment companies in terms of size, with $11.0 billion in gross assets as of September 2024, three offices (Paris, Luxembourg and New York), and approximately 98 total employees. Wendel’s investment team comprises experienced professionals with varied backgrounds, including former consultants, company executives, investment bankers, public service managers, and operations managers. Wendel distinguishes itself among its peers through a combination of factors, including being a public company, having a stable family shareholder base (i.e., the Wendel family), its permanent capital holdings, and maintaining an investment portfolio that includes companies across a broad spectrum of geographies and market sectors. Wendel has a dual investment model based on two distinct and complementary businesses – principal investing and third-party asset management. Wendel has historically leveraged permanent capital to make principal investments in leading European and North American companies which are leaders in their field and which today include ACAMS, Bureau Veritas, Crisis Prevention Institute, Globeducate, IHS Towers, Scalian, Stahl and Tarkett. In 2023, Wendel initiated a strategic shift into third-party asset management of private assets. In May 2024, Wendel completed the acquisition of a 51% stake in IK Partners, a leading mid-market European private equity firm with $13.9 billion in assets under management as of September 2024.
Who is Momentum US Bidco LLC?
Momentum US Bidco LLC is a wholly owned subsidiary of Wendel SE formed solely for the purpose of the Adviser Change in Control.
How does the Adviser Change in Control benefit the Company’s stockholders?
The Board and management believe that the acquisition of Monroe by Wendel is consistent with the Company’s long-term strategy of aligning its investment capabilities to create value for Stockholders. The Board and management further believe that the Adviser, as a subsidiary of Monroe, will benefit from Wendel’s platform as the Adviser Change in Control will (i) result in consistency in leadership, with no change in the Adviser’s investment committee and existing management team; (ii) provide additional capital to support future growth of the Monroe platform; and (iii) enhance the Monroe fundraising platform, all of which will allow Monroe to continue to scale its lower middle market lending strategy, allowing it to deliver meaningful benefits to its global investor base, including the stockholders of the Company.

What is Wendel Purchasing under the Transaction Agreement?
Through the Acquiror, Wendel will purchase 75% of the total outstanding equity of Monroe, which is expected to be comprised of 50.01% (out of the total of 75%) of the total equity of Monroe currently held by management and the 24.99% of the total equity of Monroe currently held by Monroe’s minority investor. The Monroe business (including 100% of the equity interest in each of MC Management and the Adviser) will be contributed by Monroe Capital Investment Holdings, L.P. to Monroe Capital Intermediate Holdings, LLC and 75% of the total equity of Monroe Capital Intermediate Holdings, LLC will be acquired by Wendel. A portion of the consideration for the transaction is contingent on the overall financial performance of Monroe. Additionally, beginning in 2028 and at various points for a period of four years, the Acquiror will have the option to purchase, and management of Monroe will have the reciprocal option to sell, portions of the remaining 25% of the equity of Monroe at a price to be determined based on the continued growth and performance of Monroe.
What are the impacts to the Company’s stockholders of the approval of the New Advisory Agreement?
The Board and management believe that the impact of the approval of the New Advisory Agreement to stockholders will be beneficial to stockholders because it will allow the Adviser to continue to provide investment advisory services to the Company and for Monroe, the Adviser Change in Control will provide stable capital to Monroe to allow it to continue to scale its lower middle market lending strategy, allowing it to deliver meaningful benefits to its global investor base, including the stockholders of the Company.
What are the conditions to the closing of the Adviser Change in Control?
The obligation of the parties to close the Adviser Change in Control under the Transaction Agreement is subject to customary conditions, including, the receipt of regulatory clearances and approvals and client consents. For purposes of the Transaction Agreement, Monroe is deemed to have received the Company’s consent to the Adviser Change in Control upon (1) the approval by the Company’s stockholders and Board of the New Advisory Agreement, (2) the entry by the Company and the Adviser into the New Advisory Agreement. Additionally, the Transaction Agreement requires that 75% of the members of the Board must be Independent Directors, meaning that they are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
Section 15(f) of the 1940 Act provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
•First, during the three (3)-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board is expected to meet this requirement at the time of the consummation of the Adviser Change in Control, and for the three (3)-year period thereafter.
•Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two (2)-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The Board considered whether an unfair burden would be imposed on the Company as a result of the Adviser Change in Control and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.

What will happen if the New Advisory Agreement Proposal is not approved?
If the stockholders do not approve the New Advisory Agreement prior to the closing of the Adviser Change in Control, the Adviser (with Wendel’s approval) shall use commercially reasonable efforts to obtain the Board approval of an interim investment advisory agreement containing the same terms and conditions as the Existing Advisory Agreement, except for: (i) the effective date and the termination date of the agreement; (ii) any terms necessary to comply with the requirements of Rule 15a-4 of the 1940 Act; and (iii) any other differences in terms and conditions that the Board, including a majority of the directors who are not interested persons of the Company, finds to be immaterial. If an interim investment advisory and management agreement is approved by the Board, such agreement shall remain in effect for a maximum of 150 days following the termination of the Existing Advisory Agreement, during which the Adviser shall continue to solicit the stockholder approval for the New Advisory Agreement Proposal. Additionally, under any interim investment advisory and management agreement, management fees earned by the Adviser with respect to the Company will be held in an escrow account until stockholders of the Company approve the New Advisory Agreement.
Has the Board considered whether the New Advisory Agreement is in the best interests of the Company and its stockholders?
As further described below under Proposal 1 - Approval of the New Advisory Agreement - Certain Board of Directors Considerations Regarding the Approval of the New Advisory Agreement, based on a careful consideration of all the factors in their totality, the Board, including each of the independent directors, unanimously determined that the New Advisory Agreement, including the fees payable under the agreement, is fair and reasonable to the Company. The Board also considered the potential benefits of the approval of the New Advisory Agreement discussed under the caption, What are the impacts to the Company’s stockholders of the approval of the New Advisory Agreement? The Board, including each of the independent directors, therefore unanimously determined that the approval of the New Advisory Agreement is in the best interests of the Company and its stockholders, and unanimously recommends a vote “FOR” the New Advisory Agreement Proposal.
How will the Company be managed following the Adviser Change in Control?
Following the closing of the Adviser Change in Control the Company expects to continue to be managed by the officers managing the Adviser as of the date hereof. The Company expects the Adviser to manage the Company’s investment portfolio in a manner consistent with the Company’s existing investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. Following the closing, Monroe is expected to be Wendel’s only private debt manager, which minimizes potential conflicts of interest. Wendel and its other fund managers are expected to operate independently of Monroe and the Adviser, with each remaining under its current brand and led by its existing management and investment teams, and will not coordinate their investment activities or operations with Monroe or the Adviser. Accordingly, due to such lack of coordination, each of Wendel, Monroe and the Adviser may pursue separate opportunities without consultation, and may compete for investment opportunities. Other funds and accounts managed or advised by Wendel may be treated in a similar manner to other clients of Monroe and while all of these activities may give rise to conflicts of interest, Monroe expects to manage these conflicts in accordance with its conflicts of interest policies as in effect from time to time.
Will there be any changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed as a result of entry into the New Advisory Agreement?
No. There will be no changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed, as a result of entry into the New Advisory Agreement.
Are there any material changes between the Existing Advisory Agreement and the New Advisory Agreement?
As further described below under Proposal 1 - Approval of the New Advisory Agreement, there are no changes to the terms, including the fee structure and services to be provided, in the Existing Advisory Agreement compared to the fee structure and services to be provided under the New Advisory Agreement, other than the date and term of the New Advisory Agreement as compared to the Existing Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by the Company will change as a result of entry into the New Advisory Agreement.

Will the management fees payable by the Company change under the New Advisory Agreement?
No. The management fees proposed to be payable by the Company under the New Advisory Agreement are the same as the management fees payable under the Existing Advisory Agreement. For additional details regarding the fees payable by the Company under the New Advisory Agreement, please refer to the section of this Proxy Statement below captioned Information Regarding the New Advisory Agreement; Comparison of the Existing Advisory Agreement and New Advisory Agreement.
Who will bear the expenses associated with completing the Adviser Change in Control?
The sellers under the Transaction Agreement and Wendel have each agreed to pay their own expenses in connection with the transactions contemplated by the Transaction Agreement and to split equally all out-of-pocket expenses (including all reasonable fees and expenses of counsel, accountants, proxy solicitors, experts and consultants and/or directors) incurred by or on behalf of Monroe in connection with the solicitation of proxies of stockholders of the Company with respect to the Adviser Change in Control. The Company will not bear the burden of expenses relating to the Adviser Change in Control, including the cost of this proxy solicitation.
What will the Company’s stockholders receive in the Adviser Change in Control?
The Company is not a party to any agreement between Monroe and the Acquiror and neither the Company nor its stockholders (other than certain senior management of the Adviser and/or Monroe who are also stockholders of the Company) will receive consideration from Wendel, the Adviser, Monroe or the Acquiror in connection with the Adviser Change in Control.

INFORMATION ABOUT THE VOTING
Who is entitled to vote at the Special Meeting?
Only stockholders of record at the close of business on the record date, December 26, 2024, are entitled to receive notice of the Special Meeting and to vote the shares for which they are stockholders of record on that date at the Special Meeting, or any postponement or adjournment of the Special Meeting. As of the close of business on December 26, 2024, we had 197,199,422 shares of common stock outstanding.
How do I vote?
For each proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. The procedures for voting are as follows: Stockholders of Record: Shares Registered in Your Name.   If on December 26, 2024, your shares were registered directly in your name with the Company’s current transfer agent UMB Fund Services, Inc., or its prior transfer agent U.S. Bank, National Association, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Special Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to participate in the Special Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still participate in the Special Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.
VIRTUALLY:   To vote virtually, participate the Special Meeting, and submit your vote via the website.
BY PHONE: To vote using the telephone, please use any touch-tone telephone to transmit your voting instructions at the telephone number listed in the proxy card.
BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
Beneficial Owners:   Shares Registered in the Name of a Broker or Bank.   If on December 26, 2024, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote virtually at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
On all matters that properly come before the Special Meeting, you have one vote for each share of common stock that you owned as of the close of business on December 26, 2024.
How are votes counted?
Votes will be counted by the inspectors of election appointed for the Special Meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes. The effects of abstentions on each proposal are described below under the question “How many votes are needed to approve each proposal?”

How many votes are needed to approve each proposal?
Approval of the new investment management agreement (the “New Advisory Agreement”) between the Company and Monroe Capital BDC Advisors LLC (the “Adviser”), (the “New Advisory Agreement Proposal”), requires the affirmative vote of a “majority of the outstanding voting securities” of the Company. Under the 1940 Act, a “majority of outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company’s common stock present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of common stock of the Company.
Abstentions will have the effect of a vote “AGAINST” the New Advisory Agreement Proposal. Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting.
If the New Advisory Agreement Proposal is approved by the Company’s stockholders, the New Advisory Agreement will be entered into by the relevant parties. If the New Advisory Agreement Proposal is not approved by the Company’s stockholders, the Board will consider alternatives for the Company, potentially including seeking subsequent approval of a different new investment advisory agreement by the Company’s stockholders.
What are “broker non-votes?”
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the Brokerage Firm or nominee holding the shares. If the beneficial owner does not provide voting instructions, the Brokerage Firm or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.
Please note that to be sure your vote is counted on the New Advisory Agreement Proposal, you should instruct your Brokerage Firm how to vote your shares. Because the New Advisory Agreement Approval is a non-routine proposal, your Brokerage Firm is not entitled to vote your shares without your instructions with respect to the approval of the New Advisory Agreement. Thus, if you do not vote or give your Brokerage Firm specific instructions on how to vote for you regarding the New Advisory Agreement Proposal, your Brokerage Firm cannot vote with respect to the New Advisory Agreement Proposal and your shares will not be treated as present for quorum purposes. Broker non-votes, if any, will have no effect on the vote for the Adjournment Proposal.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
You may change your vote using the same method that you first used to vote your shares;
You may send a written notice that you are revoking your proxy to Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Lewis W. Solimene, Jr., Corporate Secretary; or
You may participate in the Special Meeting and vote virtually. Simply participating in the Special Meeting, however, will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How many shares must be present to constitute a quorum for the Special Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Special Meeting or by proxy. On December 26, 2024, the record date, there were 197,199,422 shares outstanding and entitled to vote. Thus, 65,733,141 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Special Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Special Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. If final voting results are not available to us to timely file a Current Report on Form 8-K, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

ADDITIONAL INFORMATION
Who is paying for this proxy solicitation?
The sellers under the Transaction Agreement and Wendel have agreed to split equally all out-of-pocket expenses (including all reasonable fees and expenses of counsel, accountants, proxy solicitors, experts and consultants and/or directors) incurred by or on behalf of Monroe in connection with the solicitation of proxies of stockholders of the Company with respect to the Adviser Change in Control, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and other custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. The Company intends to use the services of Broadridge Financial Solutions, Inc. (“Broadridge”) to aid in the distribution and collection of proxies for an estimated fee of approximately $95,000 plus pass through charges (encompassing standard out of pocket expenses incurred by Broadridge). Broadridge’s fees for distributions and collection of proxies and pass through charges will be paid by the Adviser and such fees and expenses will not be subject to recoupment. Broadridge could contact you by telephone on behalf of the Company and urge you to vote. Broadridge will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Adviser may reimburse persons representing beneficial owners of the Company’s common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic or personal solicitation by directors, officers or other regular employees of the Adviser. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition to these written proxy materials, our officers and directors may also solicit proxies in person, by telephone or by other means of communication; however, our officers and directors will not be paid any additional compensation for soliciting proxies.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Lewis W. Solimene, Jr., Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, or by calling (312) 258-8300. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
What proxy materials are available on the Internet?
The Notice of the Special Meeting and Proxy Statement are also available at www.proxyvote.com.
Whom should I contact if I have any questions?
If you have any questions about voting your shares, please call our proxy solicitor, Broadridge at (833) 201-5229. If you have any questions about voting your shares or about the Special Meeting, these proxy materials or your ownership of our common stock, please contact Lewis W. Solimene, Jr., Corporate Secretary, Monroe Capital Income Plus Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Telephone: (312) 258-8300, or Fax: (312) 258-8350.

PROPOSAL 1
APPROVAL OF THE NEW ADVISORY AGREEMENT
Background
We are asking the Company’s stockholders to approve the New Advisory Agreement between the Company and the Adviser, pursuant to which the Adviser will continue to serve as the Company’s investment adviser following the Adviser Change in Control.
The Adviser has advised the Board that Monroe has entered into a transaction pursuant to which the Acquiror, an affiliate of Wendel, will acquire a controlling interest in Monroe, which shall constitute a change of control of the Adviser. The consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the Existing Advisory Agreement, dated as of December 5, 2018, between the Company and the Adviser, in accordance with the requirements of the 1940 Act. Although the ownership of the Adviser will change in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not changing in connection with the Adviser Change in Control, nor are the terms of the New Advisory Agreement compared to the Existing Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company and will be the counterparty to the New Advisory Agreement, as with the Existing Advisory Agreement.
It is anticipated that all investment professionals currently managing the Company, as well as the members of the Adviser’s Investment Committee, will continue managing the Company. The Adviser expects that its investment process will remain substantially the same following the Adviser Change in Control.
The Existing Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Adviser Change in Control will result in an assignment of the Existing Advisory Agreement and therefore cause the automatic termination of the Existing Advisory Agreement. Contingent upon stockholder approval of the New Advisory Agreement and the consummation of the Adviser Change in Control, the Adviser will enter into a new investment management agreement with the Company in order to continue to serve as investment adviser to the Company. The consummation of the Adviser Change in Control is subject to certain terms and conditions, including, among others, approval of the New Advisory Agreement by the Company’s stockholders, to take effect immediately after the closing of the Adviser Change in Control, and the receipt of required regulatory and other approvals. The proposed Adviser Change in Control is expected to close during the first half of 2025.
Wendel is a publicly-traded French corporation, a Euronext Paris Stock Exchange-listed company, and one of Europe’s leading investment companies in terms of size, with $11.0 billion in gross assets as of September 2024, three offices (Paris, Luxembourg and New York), and approximately 98 total employees. Wendel’s investment team comprises experienced professionals with varied backgrounds, including former consultants, company executives, investment bankers, public service managers, and operations managers. Wendel distinguishes itself among its peers through a combination of factors, including being a public company, having a stable family shareholder base (i.e., the Wendel family), its permanent capital holdings, and maintaining an investment portfolio that includes companies across a broad spectrum of geographies and market sectors. Wendel has a dual investment model based on two distinct and complementary businesses – principal investing and third-party asset management. Wendel has historically leveraged permanent capital to make principal investments in leading European and North American companies which are leaders in their field and which today include ACAMS, Bureau Veritas, Crisis Prevention Institute, Globeducate, IHS Towers, Scalian, Stahl and Tarkett. In 2023, Wendel initiated a strategic shift into third-party asset management of private assets. In May 2024, Wendel completed the acquisition of a 51% stake in IK Partners, a leading mid-market European private equity firm with $13.9 billion in assets under management as of September 2024.

Anticipated Impact of the Adviser Change in Control
Wendel, Monroe and the Adviser do not anticipate the Adviser Change in Control will substantially or adversely affect the Company. First, it is anticipated that the current management team at the Adviser will continue to serve as officers of the Adviser. Second, it is anticipated that the Adviser Change in Control will allow the Adviser and the Company to maintain their investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies and the Company’s overall portfolio to enhance value for stockholders in both the near and long-term. Third, it is anticipated that for Monroe, the Adviser Change in Control will provide stable capital to allow Monroe to continue to scale its lower middle market lending strategy, allowing it to deliver meaningful benefits to its global investor base, including the stockholders of the Company.
Information Regarding the Adviser and the Existing Advisory Agreement
On December 5, 2018, the Board approved the Existing Advisory Agreement between the Adviser and the Company, under which the Adviser, subject to the overall supervision of the Board, manages the day-to-day operations of and provides investment advisory services to the Company.
Pursuant to the Existing Advisory Agreement, the Company pays the Adviser a fee for its investment advisory and management services consisting of two components - a base management fee and an incentive fee. On April 18, 2022, the Adviser agreed to permanently waive a portion of the base management fees and incentive fees payable by us to the Adviser under the Existing Advisory Agreement pursuant to a fee waiver letter. The base management fee waivers took effect beginning April 1, 2022 (the “Effective Date”) and the incentive fee waivers took effect beginning January 1, 2022.
Because the Company is seeking stockholder approval of a proposal that affects the Existing Advisory Agreement, additional detail is provided below regarding the Adviser and the terms of the Existing Advisory Agreement:
Beginning with the Effective Date, the base management fee is calculated at an annual rate of 1.25% of average total assets (reduced from 1.50%), which includes assets financed using leverage. Following any future quotation or listing of our securities on a national securities exchange (an “Exchange Listing”) or any future quotation or listing of securities on any other public trading market, the base management fee will be calculated at an annual rate of 1.75% of average invested assets (calculated as total assets excluding cash). The base management fee is payable in arrears.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee), any expenses payable under our administration agreement between us and MC Management (the “Administration Agreement”) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it receives that was based on accrued interest that we never actually receive.
Pre-incentive fee net investment income does not include any realized capital gains or losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.50% per quarter (6% annually).

Prior to April 1, 2022, we paid the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% (6% annually);
•100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.76% in any calendar quarter prior to an Exchange Listing or 1.88% in any calendar quarter following an Exchange Listing. We refer to this portion of our pre-incentive fee net investment income as the “catch-up” provision. Prior to an Exchange Listing, the catch-up is meant to provide the Adviser with 15% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter, and following an Exchange Listing, the catch-up is meant to provide the Adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.88% in any calendar quarter; and
•prior to an Exchange Listing, 15% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.76% in any calendar quarter, and following an Exchange Listing, 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.
•Effective April 1, 2022, prior to an Exchange Listing, we shall pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% (6% annually);
•100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.7143% (reduced from 1.76%) in any calendar quarter prior to an Exchange Listing or 1.88% in any calendar quarter following an Exchange Listing. We refer to this portion of our pre-incentive fee net investment income as the “catch-up” provision; and
•prior to an Exchange Listing, 12.5% of the amount of our pre-incentive fee net investment income (a reduction from 15.0% of the amount of our pre-incentive fee net income), if any, that exceeds 1.7143% (reduced from 1.76%) in any calendar quarter, and following an Exchange Listing, 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.
The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 12.5% (permanently reduced from 15.0% effective January 1, 2022) of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 12.5% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

While the Existing Advisory Agreement with the Adviser neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the Adviser if our entire portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
The Existing Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.
During the fiscal year ended December 31, 2023, the Adviser earned an aggregate amount of $40.609 million under the Existing Advisory Agreement, which represents base management fees of $23.875 million, incentive fees based on pre-incentive fee net income of $16.531 million and capital gains incentive fees of $0.203 million.

The Company did not make any payments to the Adviser or its affiliates for services provided to the Company associated with the fiscal year ended December 31, 2023, other than those under the Existing Advisory Agreement, with the exception of the services provided to the Company by MC Management under the administration agreement between the Company and MC Management in the amount of $1.731 million.
Information Regarding the New Advisory Agreement; Comparison of the Existing Advisory Agreement and New Advisory Agreement
All terms of the New Advisory Agreement are identical to the Existing Advisory Agreement.
Certain Board of Directors Considerations Regarding the Approval of the New Advisory Agreement
In anticipation of the Adviser Change in Control, the Board held a virtual meeting on December 9, 2024, for purposes of, among other things, discussing matters relating to the Adviser Change in Control and considering whether it would be in the best interests of the Company and its stockholders to approve the New Advisory Agreement. At the December 9, 2024 meeting, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement on behalf of the Company, contingent upon the Adviser and the Acquiror closing the Adviser Change in Control. The Independent Directors also consulted with independent counsel in a separate meeting regarding the approval of the New Advisory Agreement. The Board discussed matters relating to the Adviser Change in Control and set the date of the Special Meeting and the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. The Board, including all of the Independent Directors, unanimously recommend that stockholders of the Company vote to approve the New Advisory Agreement.
In reaching the conclusion that the approval of the New Advisory Agreement is in the best interests of the Company’s stockholders, the Board reviewed information prepared for the Board for this purpose and considered the material terms of the Adviser Change in Control as discussed with the Adviser and, among other things: the proposed management of the Adviser following the Adviser Change in Control; the strategic plans for the Adviser’s management after the Adviser Change in Control; the operation of the Company following the Adviser Change in Control; the nature, extent and quality or level of services to be provided to the Company following the Adviser Change in Control; key personnel that are expected to service the Company, and the compensation or incentive arrangements to retain such personnel following the Adviser Change in Control; the resources that will be available to the Adviser following the Adviser Change in Control; the Company’s anticipated fees and expenses following the Adviser Change in Control; and such other factors as the Board and Independent Directors deemed relevant to their decision.

In approving the New Advisory Agreement, the Board, including a majority of the Independent Directors, determined as follows:
Nature, Extent and Quality of Services
In evaluating the nature, quality and extent of the services expected to be provided by the Adviser under the New Advisory Agreement, the Board concluded that no diminution in the nature, quality and extent of services currently provided to the Company and its stockholders is expected as a result of the Adviser Change in Control. and, instead, the Board noted that the Adviser believes that Wendel will provide Monroe with stable capital to allow Monroe to continue to scale its lower middle market lending strategy, allowing it to deliver meaningful benefits to its global investor base, including the stockholders of the Company.
In making their determination, the Board considered, among other things: the expected impact, if any, of the Adviser Change in Control on the operations, facilities, organization and personnel of the Adviser, including that, following the Adviser Change in Control, it is anticipated that there will be no changes to the Adviser’s investment committee and that that all investment professionals currently supporting and managing the operations of the Company will continue to support and manage the operations of the Company and will have the access and the ability to add key resources to execute on the Company’s investment objectives. In addition, the Board considered the ability of the Adviser to continue to perform its duties as a result of the Adviser Change in Control, including any changes to the level or quality of services provided to the Company; and any anticipated changes to the investment and other practices of the Company. The Board noted that the terms of the New Advisory Agreement, including the fees payable thereunder, are the same as those of the Existing Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Advisory Agreement are the same as the Existing Advisory Agreement.
Investment Performance
The Board reviewed the investment performance of the Company since its commencement of operations and compared the performance of the Company with the performance of comparable business development companies (the "BDC"(s)). The Board determined that the Adviser was delivering results consistent with the investment objective of the Company and that the Company’s investment performance was acceptable, relative to comparable BDCs.
The Board considered that following the consummation of the Adviser Change in Control, all the portfolio investment personnel responsible for the management of the Company’s portfolio as well as the members of the Adviser’s investment committee, were expected to continue to manage the portfolio and the investment strategies of the Company was not expected to materially change as a result of the Adviser Change in Control.
Accordingly, in light of such findings and the performance history of the Company, the Board determined that the investment performance of the Company was likely to remain consistent or potentially improve over time with the approval of the New Advisory Agreement.
Costs of the Services Provided to the Company
As noted above, the terms of the New Advisory Agreement are the same as those of the Existing Advisory Agreement, including with respect to fee structure. Based on its review of the information provided to it, the Board determined that the management fees and expenses under the New Advisory Agreement were reasonable and in the best interests of the Company.
Economies of Scale
The Board considered that Wendel and the Adviser do not expect to directly experience any new economies of scale in connection with the operation of the Company following the consummation of the Adviser Change in Control. Therefore, potential economies of scale were determined not to be a significant consideration for the Board in approving the New Advisory Agreement, and the Board determined that the advisory fee structure with respect to the New Advisory Agreement as proposed was reasonable and that no changes were currently necessary to reflect economies of scale.

Profitability of the Adviser
The Board recognized that it is difficult to predict the Adviser’s profitability after the Adviser Change in Control. However, given that the fee structure, services and costs of personnel under the New Advisory Agreement are the same as that under the Existing Advisory Agreement, the Board determined that, based on information available to the Board related to the Existing Advisory Agreement, the Adviser’s profitability with respect to managing the Company should not be unreasonable in relation to the nature, extent and quality of the services to be provided.
Limited Potential for Additional “Fall Out” Benefits Derived by the Adviser
The Board considered that Wendel and its other fund managers are expected to operate independently of Monroe and the Adviser, with each remaining under its current brand and led by its existing management and investment teams, and will not coordinate their investment activities or operations with Monroe or the Adviser. Accordingly, due to such lack of coordination, it is not expected that the Company will receive material fall-out benefits as a result of the Adviser Change in Control.
Access to Capital and Scaling Opportunities
As discussed above, Wendel has committed up to $1 billion in capital to Monroe to support new strategies and fund organic and inorganic initiatives on the Monroe platform which could provide additional opportunities for investments in transactions for the Company with attractive risk return profiles. Additionally, the transaction will allow Monroe access to Wendel’s network to develop long term partnerships with highly regarded limited partners which will enhance Monroe’s ability to scale their platform, allowing Monroe to accelerate its growth strategy and deliver meaningful benefits to its global investor base, including the stockholders of the Company.
Conclusion
The Board concluded that, in connection with its evaluation of the New Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.
The Board then directed that the New Advisory Agreement be submitted to stockholders for approval with the Board’s recommendation that stockholders of the Company to approve the New Advisory Agreement. The Board, including all of the Independent Directors, unanimously recommend that stockholders of the Company vote FOR the New Advisory Agreement.
Section 15(f) of the 1940 Act
Because the consummation of the Adviser Change in Control will result in an assignment and corresponding termination of the Existing Advisory Agreement, the Adviser and the Acquiror intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two (2)-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Monroe and the Acquiror informed the Board that the agreement between Monroe and the Acquiror, related to the Adviser Change in Control provides for reliance on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Company as a result of the Adviser Change in Control. In addition, the Adviser has committed that the Company will not bear the burden of expenses relating to the Adviser Change in Control, including the costs of this proxy solicitation.
Second, during the three (3)-year period following the Adviser Change in Control, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). The Board currently consists of three directors that are not “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser) and one “interested” director. The Board has committed to ensuring that at least 75% of the directors will continue to be not “interested persons” of the Adviser for a period of three (3) years after the Adviser Change in Control.
Required Vote
Approval of the New Advisory Agreement may be obtained by the affirmative vote of a majority of the outstanding shares of the Company entitled to vote at the Special Meeting.
Executive Officers of the Adviser Before and After the Adviser Change in Control
Information regarding the members of the principal executive officers of the Adviser is set forth below.

Name	Position with the Adviser	Principal Occupation/Position with the Company
Theodore L. Koenig	Chief Executive Officer	Chairman & Chief Executive Officer
Lewis W. Solimene	Managing Director	Chief Financial Officer and Chief Investment Officer
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW ADVISORY AGREEMENT PROPOSAL.

PROPOSAL 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING
We are asking the Company’s stockholders to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Advisory Agreement Proposal. If the Company’s stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any subsequent, adjourned meeting of the Company’s stockholders and use the additional time to solicit required proxies, including proxies from stockholders who previously may have returned properly executed proxies voting against the New Advisory Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies in connection with the Special Meeting that represent a sufficient number of votes against the New Advisory Agreement Proposal that it would be rejected, we could adjourn the Special Meeting without a vote on the New Advisory Agreement Proposal and seek to convince the stockholders who provided such proxies to change their votes to votes in favor of the New Advisory Agreement Proposal. Additionally, the presiding officer of the Special Meeting may adjourn the Special Meeting in his or her discretion under the terms of our bylaws.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes, if any, will have no effect on the vote for the Adjournment Proposal.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain of our current officers are directors or officers of the Adviser. The Adviser and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Adviser’s management and incentive fees may create an incentive for the Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain member of the Adviser’s personnel serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the Adviser may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our stockholders. In addition, prior to an initial public offering and in accordance with its obligations under the 1940 Act, the Adviser intends to agree to allow certain stockholders the opportunity to participate in certain investment opportunities that we may also participate in.
The Adviser and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between its fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The principals of the Adviser may manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, the Adviser has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by the Adviser and affiliated entities. In the absence of using the exemptive relief from the SEC that permits greater flexibility relating to co-investments, the Adviser will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with the Adviser’s allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether we or such other entity or entities will proceed with the investment. The Adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time
We expect to co-invest on a concurrent basis with other affiliates of the Adviser, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On October 15, 2014, as amended on January 10, 2023, the Adviser and certain other funds and accounts sponsored or managed by the Adviser and its affiliates, received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by the Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. Our Board regularly reviews the allocation policy of Monroe and annually reviews the code of ethics of the Adviser.
Additionally, we rely on investment professionals from the Adviser to assist our Board with the valuation of our portfolio investments. The Adviser’s management fee is based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments.
We have entered into the Administration Agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

We have entered into a license agreement with Monroe under which Monroe has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.
Pursuant to its charter, our audit committee is responsible for reviewing with both management and the Company’s independent accountants, as appropriate, all related party transactions or dealings with parties related to the Company.
In connection with the transaction, a director of the Company that is considered an “interested person” of the Company will receive substantial payments in exchange for their equity interests in Monroe.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of December 26, 2024, the record date, by those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all executive officers and directors, individually and as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 26, 2024. Percentage of beneficial ownership is based on 197,199,422 shares of common stock outstanding as of December 26, 2024. Unless otherwise stated, the business address of each person below is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by Our Directors and Director Nominee(2)
Interested Directors:
Theodore L. Koenig	54,325	(3)	*	Over $100,000
Independent Directors:
Russel Miron	—		n/a	None
Roger Schoenfeld	—		n/a	None
Thomas J. Allison	—		n/a	None
Executive Officers who are not Directors:
Lewis W. Solimene, Jr.	—		n/a
Kristan Gregory	—		n/a
All Directors and Executive Officers as a Group (5 Persons)	54,325		*
____________________
*Less than 1%
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of December 26, 2024, multiplied by the Company’s net asset value per share as of September 30, 2024, which was $10.39. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.
(3)1,700 of these shares are held by MC Management. Theodore Koenig has voting and dispositive power over these shares due to his ownership interests in MC Management. Mr. Koenig disclaims beneficial ownership over the shares held by MC Management. 30,625 of these shares are held by Monroe Management Holdco, LLC (“MC Holdco”). Theodore Koenig has voting and dispositive power over these shares due to his ownership interests in MC Holdco. Mr. Koenig disclaims beneficial ownership over the shares held by MC Holdco.
Except as otherwise provided herein, since January 1, 2024 none of the Company’s officers or directors purchased or sold any of the securities of the Adviser or its affiliates.

OTHER BUSINESS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Lewis W. Solimene, Jr.
Lewis W. Solimene, Jr. Chief Financial Officer, Chief Investment Officer and Corporate Secretary

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This Amended and Restated Investment Advisory and Management Agreement (“Agreement”) is made as of [ ], 2025 by and between Monroe Capital Income Plus Corporation, a Maryland corporation (the “Company”), and Monroe Capital BDC Advisors, LLC, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company and the Adviser are parties to the investment advisory and management agreement, dated December 5, 2018, by and between the Company and the Adviser (the “Prior Agreement”); and

WHEREAS, the Company and the Adviser desire to amend and restate the Prior Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Advisor hereby agree as follows:

1.Duties of Advisor.

(a) Employment of Advisor. The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), during the term hereof and upon the terms and conditions herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are determined by the Board from time to time and disclosed to the Advisor, which objectives, policies and restrictions are those initially set forth in the Company’s Registration Statement on Form 10 (Registration No. 000-55941), initially filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2018, as amended from time to time;

(ii) the Investment Company Act and the Advisers Act, subject to the terms of any exemptive order applicable to the Company; and
(iii) all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws.

The Advisor hereby accepts such employment and agrees during the term hereof to render such services, subject to the payment of compensation provided for herein.

(b) Certain Services. Without limiting the generality of Section 1(a), the Advisor shall:

(i) determine the composition of the portfolio of the Company, the nature and timing of the changes thereto and the manner of implementing such changes;

(ii) determine the securities that the Company will purchase, retain, or sell;

(iii) identify, evaluate and negotiate the structure of the investments made by the Company (including performing due diligence on the Company’s prospective portfolio companies);

(iv) execute, close, service and monitor the Company’s investments; and

(v) provide the Company with such other investment advisory, management, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.
The Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to incur debt financing, the Advisor shall arrange for such financing on the Company’s behalf, subject to the oversight and any required approval of the Board. If it is necessary for the Advisor to make investments on behalf of the Company through a special purpose vehicle, the Advisor shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(c) Sub-Advisers. Subject to the requirements of the Investment Company Act (including any approval by the vote of holders of a majority of outstanding voting securities of the Company required under Section 15(a) of the Investment Company Act), the Advisor is hereby authorized (but not required) to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Advisor may obtain the services of the Sub-Adviser(s) to assist the Advisor in providing the investment advisory services required to be provided by the Advisor under this Agreement. Specifically, the Advisor may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject in all cases to the oversight of the Advisor and the Board. Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. The Advisor, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Nothing in this subsection (c) will obligate the Advisor to pay any expenses that are the expenses of the Company under Section 2.

(d) Independent Contractors. The Advisor, and any Sub-Adviser, shall for all purposes herein each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e) Books and Records. The Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request; provided that the Advisor may retain a copy of such records.

2. Allocation of Costs and Expenses.

(a) Expenses Payable by Advisor. All investment professionals of the Advisor and/or its affiliates, when and to the extent engaged in providing investment advisory services required to be provided by the Advisor under this Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and/or its affiliates and not by the Company.

(b) Expenses Payable by the Company. Other than those expenses specifically assumed by the Advisor pursuant to Section 2(a), the Company shall bear all costs and expenses that are incurred in its operation, administration and transactions, including (without duplication) those relating to:

(i) organization and offering of the Company;
(ii) calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm);

(iii) fees and expenses incurred by the Advisor payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Company’s investments and monitoring its portfolio companies on an ongoing basis;
(iv) any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Company’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Company and in making, carrying, funding and/or otherwise resolving investment guarantees);

(v) offerings of the Company’s common stock and other securities;

(vi) investment advisory fees;

(vii) administration fees and expenses, if any, payable under the administration agreement (the “Administration Agreement”) between the Company and the Advisor, as administrator based upon the Company’s allocable portion of the Advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer, if any, and their respective staffs;

(viii) any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Company (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems such as “Wall Street Office,” “Everest” (Black Mountain), “Mariana,” general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(ix) transfer agent, dividend agent and custodial fees and expenses;
(x) federal and state registration fees;

(xi) all costs of registration and listing of the Company’s shares on any securities exchange;

(xii) federal, state and local taxes;

(xiii) independent directors’ fees and expenses;

(xiv) costs of preparing and filing reports or other documents required by the SEC or other regulators;

(xv) costs of any reports, proxy statements or other notices to stockholders, including printing costs;

(xvi) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xvii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

(xviii) proxy voting expenses; and

(xix) all other expenses incurred by the Company or the Advisor in connection with administering the Company’s business.

3. Compensation of Advisor. The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (the “Base Management Fee”) and an incentive fee consisting of two parts (collectively, the “Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Advisor or to the Advisor’s designee as the Advisor may otherwise direct. To the extent permitted by applicable law, the Advisor may elect, or the Company may adopt a deferred compensation plan pursuant to which the Advisor may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a) Base Management Fee. The Base Management Fee is payable quarterly in arrears. Prior to any future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or any future quotation or listing of its securities on any other public trading market, the base management fee shall be calculated at an annual rate of 1.50% of average invested assets (calculated as total assets excluding cash and including assets financed using leverage) at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the Base Management Fee shall be calculated at an annual rate of 1.75% of average invested assets.
(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee (the “Income Based Fee”) shall be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the calendar quarter. For purposes of this Agreement, pre-incentive fee net investment income for any given calendar quarter is calculated as (A) the sum of interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies, but excluding fees for providing managerial assistance) accrued by the Company during the calendar quarter, minus (B) the Company’s operating expenses for such quarter (including the Base Management Fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income shall include, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment in kind interest, preferred stock with payment in kind dividends and zero-coupon securities), accrued income that the Company has not yet received in cash. The Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued interest that the Company never actually receives.

Pre-incentive fee net investment income shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

In calculating the Income Based Fee for any given calendar quarter, the Company’s pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter (the “Rate of Return”), shall be compared to a hurdle rate of 1.50% per quarter (the “Hurdle Rate”).

The Company shall pay the Advisor an Income Based Fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

(A)	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the Hurdle Rate of 1.50% (6% annually);

(B)
100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 1.76% in any calendar quarter prior to an Exchange Listing or less than 1.88% in any calendar quarter following an Exchange Listing; and

(C)
prior to an Exchange Listing, 15% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.76% in any calendar quarter, or following an Exchange Listing, 20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.

(ii) The second part of the Incentive Fee (the “Capital Gains Fee”) shall be calculated and payable in arrears at the end of each fiscal year (or, upon termination of this Agreement pursuant to Section 10, as of the termination date) based on the Company’s net capital gains. For purposes of this Agreement, net capital gains are calculated by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains. If such amount is positive at the end of the relevant calendar year, then the Capital Gains Fee for such year shall be equal to 15% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there shall be no Capital Gains Fee for such year. If this Agreement shall terminate as of a date that is not a calendar-year end, the termination date shall be treated as though it were a calendar-year end for purposes of calculating and paying a Capital Gains Fee. Any Capital Gains Fee for any partial year shall be prorated based on the number of days in such year.
For purposes of this Agreement:

(a)cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (1) the net sales price of each investment in the Company’s portfolio when sold and (2) the original cost of such investment;

(B) cumulative aggregate realized capital losses are calculated as the absolute value of the sum of the differences, if negative, between (1) the net sales price of each investment in the Company’s portfolio when sold and (2) the original cost of such investment; and

(C) aggregate unrealized capital depreciation is calculated as the absolute value of the sum of the differences, if negative, between (1) the valuation of each investment in the Company’s portfolio as of the end of the applicable calculation date and (2) the original cost of such investment.

4. Representations, Warranties and Covenants of Advisor. The Advisor represents and warrants that it is registered as an investment adviser under the Advisers Act. The Advisor agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, including the Investment Company Act and the Advisers Act.

5. Excess Brokerage Commissions. The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6. Proxy Voting. The Advisor shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the Advisor’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Company has been provided with a copy of the Advisor’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Advisor regarding proxy voting activities undertaken on behalf of the Company.

7. Activities of Advisor. The services of the Advisor to the Company are not exclusive, and the Advisor and/or any of its affiliates may engage in any other business or render similar or different services to others, including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Advisor or any such affiliate to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Advisor shall be the only investment adviser for the Company, subject to the Advisor’s right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the

Company are or may become interested in the Advisor and its affiliates, as members, directors, managers, partners, officers, employees or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.
8. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a member, manager, partner, officer or employee of the Advisor or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such member, manager, partner, officer and/or employee of the Advisor or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a member, manager, partner, officer or employee of the Advisor or the Administrator or under the control or direction of the Advisor or the Administrator, even if paid by the Advisor or the Administrator.

9. Limitation of Liability of Advisor; Indemnification. The Advisor and its affiliates and its and its affiliates’ respective directors, officers, employees, members, managers, partners and stockholders (each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) shall not be liable to the Company or its subsidiaries or its and its subsidiaries’ respective directors, officers, employees, members, managers, partners or stockholders for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Company shall indemnify, defend and protect the Indemnified Parties and hold them harmless from and against all claims or liabilities (including reasonable attorneys’ fees) and other expenses reasonably incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or in connection with the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the foregoing provisions of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against, or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of the Advisor’s duties and obligations under this Agreement or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

10. Effectiveness, Duration and Termination.

(a) This Agreement shall become effective as of the Closing Date. This Agreement shall remain in effect for two years after such date, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually by:

(i) the vote of the Board, or by the vote of holders of a majority of the outstanding voting securities of the Company; and

(ii) the vote of a majority of the Company’s directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party hereto, in accordance with the requirements of the Investment Company Act.

(b) This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) the vote of holders of a majority of the outstanding voting securities of the Company, (ii) the vote of the Board, or (iii) the Advisor.

(c) This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act); provided that nothing herein shall cause this Agreement to terminate upon or otherwise restrict a transaction that does not result in a change of actual control or management of the Advisor.

(d) The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 9 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

11. Third Party Beneficiaries. Nothing in this Agreement, either express or implied, is intended to or shall confer upon any person other than the parties hereto and the Indemnified Parties any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
12. Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by both parties hereto, and upon the consent of stockholders of the Company in conformity with the requirements of the Investment Company Act.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties hereto unconditionally and irrevocably consent to the exclusive jurisdiction of the federal and state courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14. No Waiver. The failure of either party hereto to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

15. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

16. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

18. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the parties hereto at their respective principal executive office addresses.

19. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to such subject matter.

20. Certain Matters of Construction.

(a) The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

MONROE CAPITAL INCOME PLUS CORPORATION

By:
	Name:	Theodore L. Koenig
	Title:	President and Chief Executive Officer

MONROE CAPITAL BDC ADVISORS, LLC
By:
	Name:	Theodore L. Koenig
	Title:	President and Chief Executive Officer

AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This Amended and Restated Investment Advisory and Management Agreement (“Agreement”) is made as of ~~December 5, 2018~~[ ], 2025 by and between Monroe Capital Income Plus Corporation, a Maryland corporation (the “Company”), and Monroe Capital BDC Advisors, LLC, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Company is a closed-end, non-diversified management investment company that ~~intends to elect~~has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company and the Adviser are parties to the investment advisory and management agreement, dated December 5, 2018, by and between the Company and the Adviser (the “Prior Agreement”); and

WHEREAS, the Company ~~desires to retain the Advisor to furnish investment advisory services to the Company, and the Advisor wishes to be retained to provide such services,~~and the Adviser desire to amend and restate the Prior Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Advisor hereby agree as follows:

1. ~~1.~~ Duties of Advisor.

(a) Employment of Advisor. The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), during the term hereof and upon the terms and conditions herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are determined by the Board from time to time and disclosed to the Advisor, which objectives, policies and restrictions are those initially set forth in the Company’s Registration Statement on Form 10 (Registration No. 000-55941), initially filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2018, as amended from time to time;

(ii) the Investment Company Act and the Advisers Act, subject to the terms of any exemptive order applicable to the Company; and
(iii) all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws.

The Advisor hereby accepts such employment and agrees during the term hereof to render such services, subject to the payment of compensation provided for herein.

(b) Certain Services. Without limiting the generality of Section 1(a), the Advisor shall:

(i) determine the composition of the portfolio of the Company, the nature and timing of the changes thereto and the manner of implementing such changes;

(ii) determine the securities that the Company will purchase, retain, or sell;

(iii) identify, evaluate and negotiate the structure of the investments made by the Company (including performing due diligence on the Company’s prospective portfolio companies);

(iv) execute, close, service and monitor the Company’s investments; and

(v) provide the Company with such other investment advisory, management, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

The Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to incur debt financing, the Advisor shall arrange for such financing on the Company’s behalf, subject to the oversight and any required approval of the Board. If it is necessary for the Advisor to make investments on behalf of the Company through a special purpose vehicle, the Advisor shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(c) Sub-Advisers. Subject to the requirements of the Investment Company Act (including any approval by the vote of holders of a majority of outstanding voting securities of the Company required under Section 15(a) of the Investment Company Act), the Advisor is hereby authorized (but not required) to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Advisor may obtain the services of the Sub-Adviser(s) to assist the Advisor in providing the investment advisory services required to be provided by the Advisor under this Agreement. Specifically, the Advisor may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject in all cases to the oversight of the Advisor and the Board. Any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law. The Advisor, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Nothing in this subsection (c) will obligate the Advisor to pay any expenses that are the expenses of the Company under Section 2.

(d) Independent Contractors. The Advisor, and any Sub-Adviser, shall for all purposes herein each be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e) Books and Records. The Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request; provided that the Advisor may retain a copy of such records.

2. Allocation of Costs and Expenses.

(a) Expenses Payable by Advisor. All investment professionals of the Advisor and/or its affiliates, when and to the extent engaged in providing investment advisory services required to be provided by the Advisor under this Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and/or its affiliates and not by the Company.

(b) Expenses Payable by the Company. Other than those expenses specifically assumed by the Advisor pursuant to Section 2(a), the Company shall bear all costs and expenses that are incurred in its operation, administration and transactions, including (without duplication) those relating to:

(i) organization and offering of the Company;
(ii) calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm);

(iii) fees and expenses incurred by the Advisor payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Company’s investments and monitoring its portfolio companies on an ongoing basis;

(iv) any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Company’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Company and in making, carrying, funding and/or otherwise resolving investment guarantees);

(v) offerings of the Company’s common stock and other securities;

(vi) investment advisory fees;

(vii) administration fees and expenses, if any, payable under the administration agreement (the “Administration Agreement”) between the Company and the Advisor, as administrator based upon the Company’s allocable portion of the Advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer, if any, and their respective staffs;

(viii) any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Company (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems such as “Wall Street Office,” “Everest” (Black Mountain), “Mariana,” general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(ix) transfer agent, dividend agent and custodial fees and expenses;
(x) federal and state registration fees;

(xi) all costs of registration and listing of the Company’s shares on any securities exchange;

(xii) federal, state and local taxes;

(xiii) independent directors’ fees and expenses;

(xiv) costs of preparing and filing reports or other documents required by the SEC or other regulators;

(xv) costs of any reports, proxy statements or other notices to stockholders, including printing costs;

(xvi) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(xvii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

(xviii) proxy voting expenses; and

(xix) all other expenses incurred by the Company or the Advisor in connection with administering the Company’s business.

3. Compensation of Advisor. The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (the “Base Management Fee”) and an incentive fee consisting of two parts (collectively, the “Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Advisor or to the Advisor’s designee as the Advisor may otherwise direct. To the extent permitted by applicable law, the Advisor may elect, or the Company may adopt a deferred compensation plan pursuant to which the Advisor may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a) Base Management Fee. The Base Management Fee is payable quarterly in arrears. Prior to any future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or any future quotation or listing of its securities on any other public trading market, the base management fee shall be calculated at an annual rate of 1.50% of average invested assets (calculated as total assets excluding cash and including assets financed using leverage) at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the Base Management Fee shall be calculated at an annual rate of 1.75% of average invested assets.

(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee (the “Income Based Fee”) shall be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the calendar quarter. For purposes of this Agreement, pre-incentive fee net investment income for any given calendar quarter is calculated as (A) the sum of interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies, but excluding fees for providing managerial assistance) accrued by the Company during the calendar quarter, minus (B) the Company’s operating expenses for such quarter (including the Base Management Fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income shall include, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment in kind interest, preferred stock with payment in kind dividends and zero-coupon securities), accrued income that the Company has not yet received in cash. The Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued interest that the Company never actually receives.

Pre-incentive fee net investment income shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

In calculating the Income Based Fee for any given calendar quarter, the Company’s pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter (the “Rate of Return”), shall be compared to a hurdle rate of 1.50% per quarter (the “Hurdle Rate”).

The Company shall pay the Advisor an Income Based Fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows:

(A)	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the Hurdle Rate of 1.50% (6% annually);

(B)
100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 1.76% in any calendar quarter prior to an Exchange Listing or less than 1.88% in any calendar quarter following an Exchange Listing; and

(C)
prior to an Exchange Listing, 15% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.76% in any calendar quarter, or following an Exchange Listing, 20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.

(ii) The second part of the Incentive Fee (the “Capital Gains Fee”) shall be calculated and payable in arrears at the end of each fiscal year (or, upon termination of this Agreement pursuant to Section 10, as of the termination date) based on the Company’s net capital gains. For purposes of this Agreement, net capital gains are calculated by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains. If such amount is positive at the end of the relevant calendar year, then the Capital Gains Fee for such year shall be equal to 15% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there shall be no Capital Gains Fee for such year. If this Agreement shall terminate as of a date that is not a calendar-year end, the termination date shall be treated as though it were a calendar-year end for purposes of calculating and paying a Capital Gains Fee. Any Capital Gains Fee for any partial year shall be prorated based on the number of days in such year.

For purposes of this Agreement:

(a)~~(A)~~ cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (1) the net sales price of each investment in the Company’s portfolio when sold and (2) the original cost of such investment;

(B) cumulative aggregate realized capital losses are calculated as the absolute value of the sum of the differences, if negative, between (1) the net sales price of each investment in the Company’s portfolio when sold and (2) the original cost of such investment; and

(C) aggregate unrealized capital depreciation is calculated as the absolute value of the sum of the differences, if negative, between (1) the valuation of each investment in the Company’s portfolio as of the end of the applicable calculation date and (2) the original cost of such investment.

4. Representations, Warranties and Covenants of Advisor. The Advisor represents and warrants that it is registered as an investment adviser under the Advisers Act. The Advisor agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, including the Investment Company Act and the Advisers Act.

5. Excess Brokerage Commissions. The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6. Proxy Voting. The Advisor shall be responsible for voting any proxies solicited by an issuer of securities held by the Company in the best interest of the Company and in accordance with the Advisor’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Company has been provided with a copy of the Advisor’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Advisor regarding proxy voting activities undertaken on behalf of the Company.

7. Activities of Advisor. The services of the Advisor to the Company are not exclusive, and the Advisor and/or any of its affiliates may engage in any other business or render similar or different services to others, including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Advisor or any such affiliate to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Advisor shall be the only investment adviser for the Company, subject to the Advisor’s right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Advisor and its affiliates, as members, directors, managers, partners, officers, employees or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

8. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a member, manager, partner, officer or employee of the Advisor or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such member, manager, partner, officer and/or employee of the Advisor or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a member, manager, partner, officer or employee of the Advisor or the Administrator or under the control or direction of the Advisor or the Administrator, even if paid by the Advisor or the Administrator.

9. Limitation of Liability of Advisor; Indemnification. The Advisor and its affiliates and its and its affiliates’ respective directors, officers, employees, members, managers, partners and stockholders (each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) shall not be liable to the Company or its subsidiaries or its and its subsidiaries’ respective directors, officers, employees, members, managers, partners or stockholders for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Company shall indemnify, defend and protect the Indemnified Parties and hold them harmless from and against all claims or liabilities (including reasonable attorneys’ fees) and other expenses reasonably incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or in connection with the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the foregoing provisions of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against, or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of the Advisor’s duties and obligations under this Agreement or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

10. Effectiveness, Duration and Termination.

(a) This Agreement shall become effective as of the Closing Date. This Agreement shall remain in effect for two years after such date, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually by:

(i) the vote of the Board, or by the vote of holders of a majority of the outstanding voting securities of the Company; and

(ii) the vote of a majority of the Company’s directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any party hereto, in accordance with the requirements of the Investment Company Act.

(b) This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (i) the vote of holders of a majority of the outstanding voting securities of the Company, (ii) the vote of the Board, or (iii) the Advisor.

(c) This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act); provided that nothing herein shall cause this Agreement to terminate upon or otherwise restrict a transaction that does not result in a change of actual control or management of the Advisor.

(d) The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 9 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

11. Third Party Beneficiaries. Nothing in this Agreement, either express or implied, is intended to or shall confer upon any person other than the parties hereto and the Indemnified Parties any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12. Amendments of this Agreement. This Agreement may not be amended or modified except by an instrument in writing signed by both parties hereto, and upon the consent of stockholders of the Company in conformity with the requirements of the Investment Company Act.

13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the applicable provisions of the Investment Company Act, if any. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control. The parties hereto unconditionally and irrevocably consent to the exclusive jurisdiction of the federal and state courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

14. No Waiver. The failure of either party hereto to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

15. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

16. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original instrument and all of which taken together shall constitute one and the same agreement.

18. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the parties hereto at their respective principal executive office addresses.

19. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to such subject matter.

20. Certain Matters of Construction.

(a) The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof.

(b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender.

(c) The word “including” shall mean including without limitation.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

MONROE CAPITAL INCOME PLUS CORPORATION

By:	~~/s/ Theodore L. Koenig~~
	Name:	Theodore L. Koenig
	Title:	President and Chief Executive Officer

MONROE CAPITAL BDC ADVISORS, LLC

By:	~~/s/ Theodore L. Koenig~~
	Name:	Theodore L. Koenig
	Title:	President and Chief Executive Officer

MONROE CAPITAL

MONROE CAPITAL INCOME PLUS CORPORATION
311 SOUTH WACKER DR.
CHICAGO, IL 60606

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MONCAP2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60219-S02951

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONROE CAPITAL INCOME PLUS CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V60220-S02951

MONROE CAPITAL INCOME PLUS CORPORATION
311 SOUTH WACKER DRIVE, SUITE 6400
CHICAGO, ILLINOIS 60606
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Theodore L. Koenig and Lewis W. Solimene, Jr., or any of them, as proxies, and each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Monroe Capital Income Plus Corporation held of record by the undersigned on December 26, 2024, at the Special Meeting of Stockholders to be held virtually on February 21, 2025 at 1:30 p.m. Central Time, at www.virtualshareholdermeeting.com/MONCAP2025SM, or any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED; where no choice is specified, it will be voted "FOR" proposals 1 and 2.

The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card.

Continued and to be signed on reverse side